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                      [LETTERHEAD OF AMBAC APPEARS HERE]


Certificate Guaranty Insurance Policy                          EXHIBIT 10.2

Insured Obligations;                                     Policy Number:
 $209,433,212.14                                        AB0099BE
 Chevy Chase Auto Receivables Trust 1997-1
 6.50% Auto Receivables Backed Certificates              Premium:
                                                        Calculated as set forth
                                                        in the endorsement
                                                        attached hereto



AMBAC Indemnity Corporation (AMBAC) A Wisconsin Stock Insurance Company in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

AMBAC will make such payments to the Trustee from its own funds on the later of
(a) one (1) Business Day following notification to AMBAC of Nonpayment or (b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignments in form and substance satisfactory to AMBAC, transferring to AMBAC all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. AMBAC shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, AMBAC shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and therefore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from AMBAC to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by AMBAC for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of AMBAC, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, AMBAC hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to AMBAC, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, AMBAC has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon AMBAC by virtue of the countersignature of its duly authorized representative.



[SIGNATURE APPEARS HERE]                             [SIGNATURE APPEARS HERE]
President                                            Secretary


                              [SEAL APPEARS HERE]


                                                     [SIGNATURE APPEARS HERE]
Effective Date: March 24, 1997                       Authorized Representative
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                  CERTIFICATE GUARANTY INSURANCE ENDORSEMENT

Attached to forming                              Effective Date of Endorsement:
part of Policy AB0099BE                                           March 24, 1997
issued to:



First Bank National Association,
as Trustee for the Holders of
$209,433,212.14 Chevy Chase Auto Receivables Trust 1997-1,
6.50% Auto Receivables Backed Certificates


     For all purposes of this Policy, the following terms shall have the following meanings:

     "Agreement" shall mean the Pooling and Servicing Agreement dated as of March 1, 1997 between Chevy Chase Bank, F.S.B., as Seller and Servicer, and First Bank National Association, as Trustee, as such Agreement may be amended, modified or supplemented from time to time as set forth in the Agreement.

     "Business Day" shall mean a day on which banks located in New York, New York, St. Paul, Minnesota, or Chevy Chase, Maryland are open for the purpose of conduction commercial banking business.

     "Deficiency Amount" shall mean the excess, if any, of Required Payments over the Net Available Distribution Amount for such Distribution Date.

     "Distribution Date" shall mean the 15th day of any month (or if such 15th day is not a Business Day, the next following Business Day) beginning with the First Distribution Date.

     "Due for Payment" shall mean with respect to an Insured Amount, the Distribution Date on which Insured Amounts are due or, with respect to an Insured Payment which is a Preference Amount, the Business Day on which a certified copy of the order requiring the return of a preference payment, and such other documentation as is reasonably required by the Security Insurer in a form satisfactory to the Security Insurer has been received by the Security Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day.

     "First Distribution Date" shall mean April 15, 1997.


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     "Holder" or "Certificateholder" shall mean any person who is the registered owner or beneficial owner of any Insured Obligation.

     "Insufficiency Amount" shall mean with respect to any Distribution Date, the excess, if any, of (x) the Required Payments over (y) Available Funds.

     "Insured Amounts" shall mean, with respect to any Distribution Date, the Deficiency Amount (including any amounts paid by the Insurer pursuant to Section 5.5(b) of the Agreement) for such Distribution Date.

     "Insured Obligations" shall mean the Certificates.

     "Insured Payments" shall mean the aggregate amount actually paid by the Insurer to the Trustee in respect of (i) Insured Amounts for a Distribution Date and (ii) Preference Amounts for any given Business Day.

     "Late Payment Rate" shall mean with respect to any Distribution Date, the "Prime Rate" of interest as published in The Wall Street Journal in New York, plus 2%. The Late Payment Rate shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Nonpayment" shall mean, with respect to any Distribution Date, a Deficiency Amount owing in respect of such Distribution Date.

     "Notice" shall mean the notice sent in writing by telecopy, substantially in the form of Exhibit A attached to the Policy, from the Trustee specifying the Insured Amount which shall be due and owing on the applicable Distribution Date.

     "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

     "Preference Amount" shall mean any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee which has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction.

     "Premium Amount" shall mean, as to any Distribution Date, one-twelfth of the product of (i) the Premium Percentage and (ii) the Certificate Principal Balance on such Distribution Date (after taking into account any distributions of principal to the Certificateholders to be made on such Distribution Date).

     "Premium Percentage" shall have the meaning set forth in the letter agreement between the Seller and the Security Insurer.

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     "Reimbursement Amount" shall mean, as of any Distribution Date, the sum of
(i) all Insured Payments previously paid by the Security Insurer (including all amounts paid by the Security Insurer pursuant to Section 5.5(a)(v) or Section 5.5(b) of the Agreement) and not previously repaid to the Security Insurer pursuant to Section 5.5(d) of the Agreement, plus the amount of any unpaid Premium Amount not paid to the Security Insurer pursuant to Section 5.4(a)(ii) of the Agreement, plus (ii) interest accrued on each such Insured Payment not previously repaid and each such unpaid Premium Amount, calculated at the Late Payment Rate in each case from the date the Security Insurer paid the related Insured Payment, or the date the related Premium was due, as the case may be.

     "Security Account" shall mean the Certificate Account, established and maintained pursuant to Section 5.1 of the Agreement.

     "Security Insurer" shall mean AMBAC Indemnity Corporation, or any successor thereto, as issuer of the Policy.

     "Trustee" shall mean First Bank National Association or its successor-in-interest, in its capacity as trustee under the Agreement, or if any successor trustee or any co-trustee shall be appointed as provided therein, then "Trustee" shall also mean such successor trustee or such co-trustee, as the case may be, subject to the provisions thereof.

     Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

     The Security Insurer hereby agrees that it shall be subrogated to the rights of Holders by virtue of any previous payment under this Policy provided that no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Distribution Date can be made. In so doing, the Security Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Agreement.

     The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

     A premium will be payable on this Policy on each Distribution Date, as provided in Section 5.4(a) of the Agreement, beginning with the First Distribution Date, in an amount equal to the Premium Amount.

     The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that:

     (i) Clause (a) of the first sentence of the second paragraph shall be modified to provide that AMBAC will make such payments three (3) Business Days following delivery of the Notice to AMBAC of Nonpayment;

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     (ii)   The second sentence of the second paragraph shall be modified to provide that payments of principal and interest shall be made only upon the presentation of Notice;

     (iii) The portion of the third sentence of the fourth paragraph immediately preceding ", other than" shall be modified to provide that "This Policy does not insure against withholding taxes, if any (including interest and penalties in respect of such liability), any prepayment penalty or other acceleration payment which at any time may become due in respect of any Insured Obligation"; and

     (iv) there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Security Insurer.

     Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

     This Policy is issued under and pursuant to, and shall be construed under, the laws of the State of New York.

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      IN WITNESS WHEREOF, the Security Insurer has caused this Endorsement to the Policy to be signed by its duly authorized officers.


      [SIGNATURE APPEARS HERE]             [SIGNATURE APPEARS HERE]
      ------------------------             ------------------------
      Vice President                       Assistant Secretary

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                                          A-1

                                     EXHIBIT A
                     TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                     --------------------------------------------
                                Policy No. AB0099BE

                         NOTICE OF NONPAYMENT AND DEMAND
                         FOR PAYMENT OF INSURED AMOUNTS

                                             Date:[      ]

AMBAC INDEMNITY CORPORATION
One State Street Plaza
New York, New York  10004
Attention:  General Counsel

      Reference is made to Certificate Guaranty Insurance Policy No. AB0099BE (the "Policy") issued by AMBAC Indemnity Corporation ("AMBAC"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Agreement, as the case may be, unless the context otherwise requires.

      The Trustee hereby certifies as follows:

      1.  The Trustee is the Trustee under the Agreement for the Holders.

      2.  The relevant Distribution Date is [date].

      3. Payment on the Certificates in respect of the Distribution Date is due to be received on_______________under the Agreement, in an amount equal to $_________.

      4. There is a [Deficiency Amount] [Preference Amount] of $________ in respect of the Certificates, which amount is an Insured Payment pursuant to the terms of the Agreement.

      5.  The sum of $_______is the Insured Payment that is Due For Payment.

      6. The Trustee has not heretofore made a demand for the Insured Payment in respect of the Distribution Date.

      7. The Trustee hereby requests the payment of the Insured Payment that is Due for Payment be made by AMBAC under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:_____________Trustee's account number.

      8. The Trustee hereby agrees that, following receipt of the Insured Payment from AMBAC, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Certificates when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Security Account and not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof.

9. The Trustee, on behalf of the Certificateholders, hereby assigns to AMBAC the rights of the Certificateholders and the Trustee with respect to the Trust to the extent of any payments under the Policy, including, without limitation, any amounts due to the Certificateholders in respect of securities law violations arising from the offer and sale of the Securities. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to AMBAC in respect of such payments. The Trustee shall take such action and deliver such instruments as any be reasonably requested or required by AMBAC to effectuate the purpose or provisions of this paragraph.

10. The Trustee, on its behalf and on behalf of the Certificateholders, hereby appoints AMBAC as agent and attorney-in-fact for the Trustee and each such Certificateholder in any legal proceeding with respect to the Trust. The Trustee hereby agrees that AMBAC may at any time during the continuation of any proceeding by or against the Seller under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding, including without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment with respect to the Trust (a "Preference Claim"), (B) the direction of any appeal of any order relating to any Preference Claim at the expense of AMBAC but subject to reimbursement and (C) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, the Trustee hereby agrees that AMBAC shall be subrogated to, and the Trustee on its behalf and on behalf of each Certificateholder and the Trustee, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and each Certificateholder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.


                                       By:          Trustee
                                          ---------------------------------

                                       Title:
                                             ------------------------------
                                                   (Officer)


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